Exhibit 10.12C

2nd Amendment

AMENDMENT TO LEASE – EXPANSION

THIS AMENDMENT is executed at Salt Lake City, Utah between Salt Lake Research Park Associates, a New Mexico Limited Partnership, by BGK Realty, Inc., a Delaware Corporation, as General Partner, Landlord, and NPS Pharmaceuticals, Inc.. a Delaware Corporation., Tenant, for the premises located at 420 Chipeta Way, Suites 140, 200 & 202 Salt Lake City, Utah 84108.

Landlord and Tenant being parties to that certain Lease dated June 3, 1994 and as amended May 14, 1995 hereby express their mutual desire and intent to increase the rentable area of the Leased Premises by 10,570 square feet (hereafter referred to as “Expansion Space”) effective July 1, 1997 and amend by this writing those terms, covenants as hereinafter provided.

Section 2. Leased Premises and Rentable Area. This Section shall be adjusted to provide as follows: That portion of the 1st and 2nd floors of the building more fully shown on the Floor Plan attached hereto as Exhibit “A” – Expansion Space.The Rentable Area of the Premises shall hereafter mean: approximately 44,187 square feet.

Section 4. Term. The term for the Expansion Space shall be coterminous with the existing Lease.

Section 5. Rent. This Section shall be adjusted to provide as follows: The Rent for the Expansion Space shall be One Hundred Ten Thousand Nine Hundred Eighty-Eight and No/100 Dollars ($110,988.00) per annum, payable in monthly installments in the amount of Nine Thousand Two Hundred Forty-Nine and No/100 Dollars ($9,249.00) in lawful money of the United States.

Section 7. Operating Expenses. Tenant's Proportionate Share shall be adjusted to 39.4%.

Except as modified herein, all terms and conditions of the Office Lease shall remain in full force and effect.

Landlord:	Tenant:

Salt Lake Research Park Associates, a New Mexico Limited Partnership	NPS Pharmaceuticals, Inc., a Delaware Corporation

By: BGK Realty, Inc.
Its: General Partner

By: /s/ Cheryl S. Willoughby	By: /s/ Robert K. [Illegible]
Title: Senior Vice President	Title: Vice President, Finance
Execution Date: September 11, 1996	Execution Date: September 4, 1996

NPS
180
1,466 USF
NATURAL PRODUCT SCIENCES
186
2,178 USF
NPS
190
2,558 USF
NPS
160
1,193 USF
LANCE'S OFFICE
U OF U STORAGE
155
NATURAL PRODUCT SCIENCES
195
192
203 SF
U OF U HOSPITAL HOME CARE/LONG TERM
PHARMACY I.V.
TOTAL PARMACY I.V. LEASE
1,566 SF
531 SF
2,097 SF
MOUNTAIN
120
234 USF
MAINSTREAM DATA
110
U OF U HOSPITAL HOME CARE/SKILLED
U OF U HOSPITAL PLANNING AND REGIONAL SERVICES
1,376 USF
U OF U HOSPITAL HOME CARE/LONG TERM

FIRST (LOWER) FLOOR LEASE AREA PLAN

0 1 5 10 25 50 100 FEET

JOHN STEVENSO[N] ARCHITE[CT]

COMPA[NY]
MANAGEMENT AND
(801) 322-

420 CHIPET[A]
SALT LAKE CITY

TENANT AREA

1ST FL[OOR]
AREA PL[AN]

AUGUST 25,

1
2
3
4
5
6
7
8
9
10
G
F
E
D
C
B
A
NATURAL PRODUCT SCIENCES
240
8,032 USF
NATURAL PRODUCT SCIENCES
240
4,389 USF
MAINSTREAM
200
3,659 USF
MAINSTREAM
202

SECOND (UPPER) FLOOR LEASE AREA PLAN

0 1 5 10 25 50 100 FEET

JOHN STEVENSON
ARCHIT

COMPA
MANAGEMENT AND
(801) 922-5

420 CHIPET
SALT LAKE CIT

TENANT
AREA

2ND FL
AREA PL

AUGUST 25,